SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)              March 17, 2003
                                                 -------------------------------


                           ARLINGTON HOSPITALITY, INC.
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               (Exact name of registrant as specified in charter)


           Delaware                    0-15291                 36-3312434
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 (State of other jurisdiction        (Commission              (IRS Employer
       of incorporation)            File Number)           Identification No.)


2355 South Arlington Heights Road, Suite 400, Arlington Heights, Illinois  60005
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code (847) 228-5400
                                                   -----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  Exhibit No.
                  -----------

                      99.1          Outline of Shareholder Meeting Presentation

ITEM 9.           REGULATION FD DISCLOSURE

         On March 18, 2003 the Registrant delivered a presentation at the Roth Capital Partners Growth Stock Conference. The presentation made to that conference is attached hereto as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   ARLINGTON HOSPITALITY, INC.
                                                        (Registrant)


Date: March 17, 2003                        By:     /s/ James B. Dale
                                                   -----------------------------
                                                   James B. Dale
                                                   Senior Vice President and
                                                   Chief Financial Officer